UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 31, 2020

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

2480 W Ruthrauff Road, Suite 140 Q, Tucson, Arizona	85705
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	AERG	OTCQB

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 31, 2020, Applied Energetics, Inc. completed its bridge financing consisting of the issuance of 10% Promissory Notes in the aggregate original principal amount of $5,411,698, which amount includes $1,087,698 which were issued upon exchange for principal and/or interest due on outstanding promissory notes that were previously issued by the company. These notes bear interest at a rate of 10% per annum. At any time after October 15, 2020 until July 15, 2021, the date of maturity, (i) each investor may elect to convert these notes into shares of our common stock, at a conversion price of $0.30 per share and (ii) the company may elect to prepay, either in cash or in shares of common stock at a price of $0.30 per share, at the option of the holder, the amount of principal and interest then outstanding under each note. In the event we elect to prepay the notes, we will notify the holders, each of whom will then have five business days to notify the company if they prefer to receive such prepayment in cash or stock. These notes are payable in full at maturity. In lieu of repayment of the principal and interest on the notes at maturity, the company may elect to convert the amounts due into shares of common stock at a price of $0.15 per share.

Item 3.02 Unregistered Sales of Equity Securities.

Commencing on October 15, 2020, the 10% Promissory Notes described in Item 2.03 of this Current Report on Form 8-K become convertible by the holders thereof at a fixed conversion price of $0.30 per share. As of that same date, the company may elect to prepay these notes, either in cash or in shares of common stock at a price of $0.30 per share, at the option of the holder, the amount of principal and interest then outstanding under each note. At maturity, these notes are repayable by the company in either cash or stock at a price of $0.15 per share. These notes were, and any shares issued upon conversion of these notes will be, issue to accredited, sophisticated purchasers and not in connection with any public offering, pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 9.01 Financial Statement and Exhibits.

Exhibits

4.1	Form of Purchase Agreement for 10% Promissory Notes

4.2	Form of 10% Promissory Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.

By:	/s/ Gregory J. Quarles
Gregory J. Quarles
Chief Executive Officer

Date: September 3, 2020

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